UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2017
NEWELL BRANDS INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
221 River Street
Hoboken, New Jersey 07030
(Address of principal executive offices including zip code)
(201) 610-6600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On November 8, 2017, the Board of Directors (the “Board”) of Newell Brands Inc. (the “Company”) approved the adoption of the Newell Brands Supplemental Employee Savings Plan (the “Supplemental Savings Plan”), effective January 1, 2018. The Supplemental Savings Plan was adopted in connection with an overall harmonization of U.S. retirement plans at the Company. The Supplemental Savings Plan is a new nonqualified deferred compensation plan that will be available to a select group of management and highly compensated employees (“Eligible Executives”) of the Company and certain of its subsidiaries. The Supplemental Savings Plan is designed to allow for deferrals that are in addition to those available to employees under the Company’s 401(K) employee savings plan.
In a calendar year, the Supplemental Savings Plan will provide Eligible Executives with the opportunity to defer up to 50% of their base salary and 100% of their annual bonus on a pre-tax basis and be credited with Company contributions. For each year, the Company will credit participants with a matching contribution for up to 6% of their base pay in excess of the IRS 401(a)(17) limit, subject to applicable conditions. The Company will also make a matching contribution for up to 6% of their annual performance-based bonus, subject to applicable conditions. The Company also has the ability to make discretionary matching contributions under the Supplemental Savings Plan. Eligible Executives will be at all times 100% vested in their entire benefit under the Supplemental Savings Plan, however the Company may establish a vesting schedule for any discretionary employer contributions. Eligible Executives may invest the deferred contributions in a variety of investment options.
The Board may amend, terminate or freeze the Supplemental Savings Plan at any time in accordance with its terms. The Board has delegated authority to a U.S. Benefits Administration Committee to administer the Supplemental Savings Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.
Dated: November 14, 2017	By:	/s/ Bradford R. Turner Bradford R. Turner Chief Legal and Administrative Officer and Corporate Secretary